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                                                                  Exhibit 4.1
                                                                  EXECUTION COPY

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                      CAPITAL ONE AUTO FINANCE TRUST 2002-C

                      AMENDED AND RESTATED TRUST AGREEMENT

                                     between

                        CAPITAL ONE AUTO RECEIVABLES, LLC

                                       and

                            WILMINGTON TRUST COMPANY
                              as the Owner Trustee

                          Dated as of December 17, 2002

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                                TABLE OF CONTENTS

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ARTICLE I    DEFINITIONS.......................................................................................1

      SECTION 1.1.   Capitalized Terms.........................................................................1

      SECTION 1.2.   Other Interpretive Provisions.............................................................1

ARTICLE II   ORGANIZATION......................................................................................2

      SECTION 2.1.   Name......................................................................................2

      SECTION 2.2.   Office....................................................................................2

      SECTION 2.3.   Purposes and Powers.......................................................................2

      SECTION 2.4.   Appointment of the Owner Trustee..........................................................3

      SECTION 2.5.   Initial Capital Contribution of Trust Estate..............................................3

      SECTION 2.6.   Declaration of Trust......................................................................3

      SECTION 2.7.   Organizational Expenses; Liabilities of the Holders.......................................3

      SECTION 2.8.   Title to the Trust Property...............................................................3

      SECTION 2.9.   Situs of the Trust........................................................................3

      SECTION 2.10.  Representations and Warranties of the Depositor...........................................4

      SECTION 2.11.  Federal Income Tax Allocations............................................................4

ARTICLE III  CERTIFICATES AND TRANSFER OF INTERESTS............................................................5

      SECTION 3.1.   Initial Ownership.........................................................................5

      SECTION 3.2.   The Certificates..........................................................................5

      SECTION 3.3.   Authentication of Certificates............................................................5

      SECTION 3.4.   Registration of Transfer and Exchange of Certificates.....................................6

      SECTION 3.5.   Mutilated, Destroyed, Lost or Stolen Certificates.........................................7

      SECTION 3.6.   Persons Deemed Certificateholders.........................................................7

      SECTION 3.7.   Access to List of Certificateholders' Names and Addresses.................................7

      SECTION 3.8.   Maintenance of Office or Agency...........................................................8

      SECTION 3.9.   Appointment of Paying Agent...............................................................8

      SECTION 3.10.  Form of the Certificates..................................................................8

      SECTION 3.11.  Transfer Restrictions.....................................................................9

      SECTION 3.12.  Legending of Certificates................................................................10

ARTICLE IV   ACTIONS BY OWNER TRUSTEE.........................................................................12

      SECTION 4.1.   Prior Notice to Owners with Respect to Certain Matters...................................12
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                                TABLE OF CONTENTS
                                   (continued)

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      SECTION 4.2.   Action by Certificateholders with Respect to Certain Matters.............................12

      SECTION 4.3.   Action with Respect to Bankruptcy........................................................12

      SECTION 4.4.   Restrictions on Certificateholders' Power................................................13

      SECTION 4.5.   Certificateholder Control................................................................13

ARTICLE V    APPLICATION OF TRUST FUNDS; CERTAIN DUTIES.......................................................15

      SECTION 5.1.   Establishment of Certificate Distribution Account........................................15

      SECTION 5.2.   Application of Funds in Certificate Distribution Account.................................16

      SECTION 5.3.   Method of Payment........................................................................16

      SECTION 5.4.   No Segregation of Monies; No Interest....................................................16

      SECTION 5.5.   Accounting and Reports to the Noteholders, Certificateholders,
                     the Internal Revenue Service and Others..................................................16

      SECTION 5.6.   Signature on Returns; Tax Matters Partner................................................17

ARTICLE VI   AUTHORITY AND DUTIES OF OWNER TRUSTEE............................................................17

      SECTION 6.1.   General Authority........................................................................17

      SECTION 6.2.   General Duties...........................................................................18

      SECTION 6.3.   Action upon Instruction..................................................................18

      SECTION 6.4.   No Duties Except as Specified in this Agreement or in Instructions.......................19

      SECTION 6.5.   No Action Except under Specified Documents or Instructions...............................19

      SECTION 6.6.   Restrictions.............................................................................19

ARTICLE VII  CONCERNING OWNER TRUSTEE.........................................................................19

      SECTION 7.1.   Acceptance of Trusts and Duties..........................................................19

      SECTION 7.2.   Furnishing of Documents..................................................................21

      SECTION 7.3.   Representations and Warranties...........................................................21

      SECTION 7.4.   Reliance; Advice of Counsel..............................................................22

      SECTION 7.5.   Not Acting in Individual Capacity........................................................22

      SECTION 7.6.   The Owner Trustee Not Liable for Certificates or Receivables.............................22

      SECTION 7.7.   The Owner Trustee May Own Certificates and Notes.........................................23

ARTICLE VIII COMPENSATION OF OWNER TRUSTEE....................................................................23
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                                TABLE OF CONTENTS
                                   (continued)

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      SECTION 8.1.   The Owner Trustee's Fees and Expenses....................................................23

      SECTION 8.2.   Indemnification..........................................................................23

      SECTION 8.3.   Payments to the Owner Trustee............................................................23

ARTICLE IX   TERMINATION OF TRUST AGREEMENT...................................................................24

      SECTION 9.1.   Termination of Trust Agreement...........................................................24

ARTICLE X    SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES...........................................25

      SECTION 10.1.  Eligibility Requirements for the Owner Trustee...........................................25

      SECTION 10.2.  Resignation or Removal of the Owner Trustee..............................................25

      SECTION 10.3.  Successor Owner Trustee..................................................................26

      SECTION 10.4.  Merger or Consolidation of the Owner Trustee.............................................26

      SECTION 10.5.  Appointment of Co-Trustee or Separate Trustee............................................26

ARTICLE XI   MISCELLANEOUS....................................................................................28

      SECTION 11.1.  Supplements and Amendments...............................................................28

      SECTION 11.2.  No Legal Title to Owner Trust Estate in Certificateholders...............................29

      SECTION 11.3.  Limitations on Rights of Others..........................................................29

      SECTION 11.4.  Notices..................................................................................30

      SECTION 11.5.  Severability.............................................................................30

      SECTION 11.6.  Separate Counterparts....................................................................30

      SECTION 11.7.  Successors and Assigns...................................................................30

      SECTION 11.8.  No Petition..............................................................................30

      SECTION 11.9.  No Recourse..............................................................................31

      SECTION 11.10. Headings.................................................................................31

      SECTION 11.11. GOVERNING LAW............................................................................31

      SECTION 11.12. Ratification.............................................................................32

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

                      AMENDED AND RESTATED TRUST AGREEMENT

     This AMENDED AND RESTATED TRUST AGREEMENT is made as of December 17, 2002 (as from time to amended, supplemented or otherwise modified and in effect, this "Agreement") between CAPITAL ONE AUTO RECEIVABLES, LLC, a Delaware limited liability company, as the Depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as the Owner Trustee (the "Owner Trustee").

                             PRELIMINARY STATEMENTS

     WHEREAS, the Depositor and the Owner Trustee are parties to that certain Trust Agreement dated as of November 15, 2002 (the "Original Trust Agreement"); and

     WHEREAS, the Depositor and the Owner Trustee desire to amend and restate the Original Trust Agreement in its entirety on the terms and conditions provided for in this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Original Trust Agreement is amended and restated to read in its entirety, and the parties hereto agree, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Capitalized Terms. Capitalized terms are used in this Agreement as defined in the Indenture between the trust established by this Agreement and JPMorgan Chase Bank, dated as of December 17, 2002, as the same may be amended and supplemented from time to time.

     SECTION 1.2. Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II

                                  ORGANIZATION

     SECTION 2.1. Name. The trust created hereby shall be known as "CAPITAL ONE AUTO FINANCE TRUST 2002-C".

     SECTION 2.2. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

     SECTION 2.3. Purposes and Powers. The purpose of the Trust is, and the Owner Trustee shall have the power and authority, to engage in the following activities:

          (a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificates and to pay interest on and principal of the Notes and distributions on the Certificates;

          (b) to acquire the property and assets set forth in the Contribution Agreement from the Depositor pursuant to the terms thereof, to make deposits to and withdrawals from the Reserve Fund and to pay the organizational, start-up and transactional expenses of the Trust;

          (c) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Contribution Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

          (d) to enter into and perform its obligations under the Transaction Documents to which it is a party;

          (e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (f) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Owner Trustee is hereby authorized to engage in the foregoing activities; provided, however, that neither the Owner Trustee nor officers of the Owner Trustee on behalf of the Trust shall have or exercise any powers not permitted of "Qualifying SPEs" (within the meaning of the Statement of Financial Accounting Standard No. 140 ("FAS 140")) under FAS 140 or any successor accounting standard thereto. The Owner Trustee shall not engage in any activity other

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than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

     SECTION 2.4. Appointment of the Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.5. Initial Capital Contribution of Trust Estate. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date thereof, of the sum of $1 of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account.

     SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a common law trust under the common laws of the state of Delaware. It is the intention of the parties hereto that, solely for income and franchise tax purposes, until the Certificates are held by other than the Depositor, the Trust will be disregarded as an entity separate from the Depositor and the Notes will be characterized as debt. At such time that the Certificates are held by more than one Person, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. The Depositor and the Certificateholders by acceptance of a Certificate agree to such treatment and agree to take no action inconsistent with such treatment. The parties agree that, unless otherwise required by appropriate tax authorities, until the Certificates are held by more than one Person the Trust will not file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as an entity separate from its owner.

     SECTION 2.7. Organizational Expenses; Liabilities of the Holders.

          (a) The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

          (b) No Certificateholder shall have any personal liability for any liability or obligation of the Trust.

     SECTION 2.8. Title to the Trust Property. Legal title to all the Owner Trust Estate shall be vested at all times in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.9. Situs of the Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware. Payments will be received by the Owner Trustee only in Delaware, and payments will be made by the Owner Trustee only from Delaware. The only office of the Trust will be at the Corporate Trust Office.

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     SECTION 2.10. Representations and Warranties of the Depositor. The
Depositor hereby represents and warrants to the Owner Trustee that:

          (a) The Depositor is duly organized and validly existing as a Delaware limited liability company with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses and approvals, except where the failure to have such qualifications, licenses and approvals would not have a material adverse effect on the Depositor.

          (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms and the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor.

          (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (e) There are no proceedings or investigations pending or, to the Depositor's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Transaction Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor or its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or applicable state tax franchise or income tax attributes, of the Notes or the Certificates.

     SECTION 2.11. Federal Income Tax Allocations. If Certificates are held by more than one Person,

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          (a) amounts paid to Certificateholders pursuant to Section 5.2(a)
     shall be treated as "guaranteed payments" within the meaning of Section 707(c) of the Code; and

          (b) to the extent that the characterization provided for in paragraph
     (a) of this Section is not respected, gross ordinary income of the Trust for such month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof), to the extent thereof, shall be allocated among the Certificateholders as of the first Record Date following the end of such month, in proportion to their Certificate Percentage Interests in the Trust on such date.

Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated to the Depositor to the extent the Depositor is reasonably expected as determined by the Servicer to bear the economic burden of such net losses, then net losses shall be allocated among the Certificateholders as of the first Record Date following the end of such month in proportion to their Certificate Percentage Interests on such Record Date. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Depositor, the Certificateholders, or as otherwise required by the Code. Notwithstanding anything provided in this
Section 2.11, if the Certificates are held solely by the Depositor, the application of this Section 2.11 shall be disregarded.

                                   ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

     SECTION 3.1. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

     SECTION 3.2. The Certificates. The Certificates shall be executed by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Owner Trustee, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. If a transfer of the Certificates is permitted pursuant to Section 3.11, a transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.4.

     SECTION 3.3. Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Contribution Agreement, the Owner Trustee shall cause the Certificates in an aggregate Certificate Percentage Interest equal to 100% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, its chief financial officer, its chief accounting officer, any vice president, its secretary, any assistant secretary, its treasurer or any assistant treasurer, without further corporate action by the Depositor. No Certificate shall entitle its Holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 3.4. Registration of Transfer and Exchange of Certificates.

          (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Wilmington Trust Company shall be the initial Certificate Registrar (the "Certificate Registrar"). No certificate may be sold, transferred, assigned, participated, pledged, or otherwise disposed of to any Person except in accordance with the provisions of Section 3.11 and any attempted transfer in violation of Section 3.11 shall be null and void.

          (b) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, and upon compliance with the provisions of this Agreement relating to such transfer, the Owner Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like class and Certificate Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

          (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by a member firm of the New York Stock Exchange, a commercial bank or trust company or an "eligible guarantor institution" with membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee or the Certificate Registrar in accordance with its customary practice.

          (d) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (e) The preceding provisions of this Section 3.4 notwithstanding, the Owner Trustee shall not make and the Certificate Registrar need not register any transfer or exchange of Certificates for a period of fifteen
     (15) days preceding any Payment Date for any payment with respect to the Certificates.

     SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a protected purchaser, the Owner Trustee shall execute and shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and Certificate Percentage Interest. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of a beneficial interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 3.6. Persons Deemed Certificateholders. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any agent of the Owner Trustee or the Certificate Registrar shall be bound by any notice to the contrary.

     SECTION 3.7. Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Depositor or the Indenture Trustee, within fifteen (15) days after receipt by the Owner Trustee of a request therefor from the Servicer, the Depositor or the Indenture Trustee in writing, a list, in such form as the Servicer, the Depositor or the Indenture Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If Holders of Certificates evidencing not less than 25% of the Certificate Percentage Interests apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in the City of Wilmington, Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Transaction Documents may be served (the "Certificate Register"). The Owner Trustee initially designates its Corporate Trust Office as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.9. Appointment of Paying Agent. Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee; provided that this reporting shall not be required where the Owner Trustee is serving as Paying Agent. Any Paying Agent shall have the revocable power, upon direction from the Administrator, with written copy provided to the Owner Trustee, to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove Paying Agent if the Owner Trustee determines in its sole discretion that Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Paying Agent shall initially be the Owner Trustee. Paying Agent shall be permitted to resign upon thirty (30) days' written notice to the Owner Trustee and the Servicer. In the event that the Owner Trustee shall no longer be Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and 8.1 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to Paying Agent shall include any co-paying agent unless the context requires otherwise.

     SECTION 3.10. Form of the Certificates. The Certificates, upon original issuance, will be issued in the form of a typewritten Certificate or Certificates representing Definitive Certificates and shall be registered in the name of Capital One Auto Receivables, LLC as the initial registered owner thereof. The Owner Trustee shall execute and authenticate, or cause to be authenticated, the Definitive Certificates in accordance with the instructions of the Depositor. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Certificates, the Owner Trustee and each Paying Agent shall recognize the Holders of the Certificates as Certificateholders. The Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

     SECTION 3.11. Transfer Restrictions. (a) No Certificate may be resold, assigned or transferred (including by pledge or hypothecation) unless such resale, assignment or transfer is (i) pursuant to an effective registration statement under the Securities Act and any applicable state securities or "Blue Sky" laws, (ii) pursuant to Rule 144A promulgated under the Securities Act ("Rule 144A") or (iii) pursuant to another exemption from the registration requirements of the Securities Act and subject to the receipt by the Owner Trustee and the Depositor of (A) a certification by both the prospective transferor and the prospective transferee of the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) an opinion of counsel (which will not be at the expense of the Depositor or the Owner Trustee), satisfactory to the Depositor and the Owner Trustee, to the effect that the transfer is in compliance with the Securities Act, and, in each case, in compliance with any applicable securities or "Blue Sky" laws of any state of the United States. In addition, each transferee shall provide to the Owner Trustee its tax identification number, address, nominee name (if applicable) and wire transfer instructions. Prior to any resale, assignment or transfer of the Certificates described in clause (ii) above, each prospective purchaser of the Certificates shall have acknowledged, represented and agreed as follows:

          (1) It is a "qualified institutional buyer" as defined in Rule 144A ("QIB") and is acquiring the Certificates for its own institutional account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs).

          (2) It acknowledges that the Certificates have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction.

          (3) It is familiar with Rule 144A and is aware that the sale is being made in reliance on Rule 144A and it is not acquiring the Certificates with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the Securities Act or a violation of the Securities Act, and that, if in the future it decides to resell, assign, pledge or otherwise transfer any Certificates, such Certificates may be resold, assigned, pledged or transferred only (i) to the Depositor or any Affiliate thereof, (ii) so long as such Certificate is eligible for resale pursuant to Rule 144A, to a person whom it reasonably believes after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge, assignment or transfer is being made in reliance on Rule 144A, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) the Owner Trustee shall require a written opinion of counsel (which will not be at the expense of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities or "Blue Sky" laws of any state of the United States.

          (4) It is aware that it (or any account for which it is purchasing) may be required to bear the economic risk of an investment in the Certificates for an indefinite period, and it (or such account) is able to bear such risk for an indefinite period.

          (5) It understands that the Certificates will bear legends substantially as set forth in Section 3.12.

          (6) If it is acquiring any Certificates for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

          (7) It acknowledges that the Owner Trustee, the Depositor, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

     Each transferor of the Certificates shall be required to execute or to have executed a representation letter substantially in the form of Exhibit B, and each transferee shall be required to execute or to have executed a representation letter substantially in the form of Exhibit C, or each may deliver such other representations (or an opinion of counsel) as may be approved by the Owner Trustee and the Depositor, to the effect that such transfer may be made pursuant to an exemption from registration under the Securities Act and any applicable state securities or "Blue Sky" laws.

     In addition, such prospective purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Owner Trustee or the Depositor, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Certificates. Neither the Depositor, the Trust nor the Owner Trustee shall be obligated to register the Certificates under the Securities Act or any state securities or "Blue Sky" laws.

     In determining compliance with the transfer restrictions contained in this
Section 3.11, the Owner Trustee may rely upon a written opinion of counsel (which may include in-house counsel of the Transferor), the cost of obtaining which shall be an expense of the Holder of the Certificate to be transferred.

          (a) No Certificate may be acquired or held (i) by any "employee benefit plan" whether or not subject to ERISA or a "plan" described by
     Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or by any entity deemed to hold the assets of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity (each, a "Benefit Plan"). Each Person who acquires any Certificate or interest therein shall certify that the foregoing conditions are satisfied.

     SECTION 3.12. Legending of Certificates. Each Certificate shall bear a legend in substantially the following form, unless the Depositor determines otherwise in accordance with applicable law:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. IT AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNTS FOR WHICH IT IS ACTING AS AGENT, THAT SUCH CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY (A) SO LONG AS THE CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, ASSIGNMENT, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) SUCH RESALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER IS MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR "BLUE SKY" LAWS, IN WHICH CASE THE OWNER TRUSTEE SHALL REQUIRE (I) THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND (II) A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CERTIFICATE FOR ALL PURPOSES.

     NO CERTIFICATE OR INTEREST THEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" WHETHER OR NOT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), ANY "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN").

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

     SECTION 4.1. Prior Notice to Owners with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

          (a) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

          (c) the amendment, change or modification of the Contribution Agreement, the Servicing Agreement or the Administration Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders; or

          (d) the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or the Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Paying Agent or the Certificate Registrar within five
(5) Business Days thereof.

     SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) except as expressly provided in the Transactions Documents, remove the Servicer under the Servicing Agreement pursuant to Section
5.01 thereof, (b) except as expressly provided in the Transaction Documents, sell the Receivables after the termination of the Indenture, (c) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof or (d) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

     SECTION 4.3. Action with Respect to Bankruptcy. (a) The Trust shall not without the prior written consent of the Owner Trustee (i) institute any proceedings to adjudicate the Trust a bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy with respect to the Trust, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, (v) make any assignment for the benefit of the

Trust's creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (vii) take any action in furtherance of any of the foregoing (any of the above foregoing actions, a "Bankruptcy Action"). In considering whether to give or withhold written consent to any Bankruptcy Action, the Owner Trustee, with the consent of the Certificateholder (hereby given, and by accepting a Certificate any transferee is deemed to give, which consent the Certificateholder believes to be in the best interest of Certificateholder and the Trust), shall, for so long as any Note is outstanding or remains unsatisfied, consider the interest of the Noteholders and the Note Insurer and for as long as the Insurance Agreement is in effect consider the interest of the Note Insurer in addition to the interests of the Trust and whether the Trust is insolvent. The Owner Trustee shall have no duty to give such written consent to Bankruptcy Action by the Trust if the Owner Trustee shall not have been furnished (at the expense of the Trust or the Person that requested that such letter be furnished to the Owner Trustee) a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Trust is then insolvent. The Owner Trustee (as such and in its individual capacity) shall not be personally liable to any Person on account of the Owner Trustee's good faith reliance on the provisions of this Section or in connection with the Owner Trustee's giving prior written consent to Bankruptcy Action by the Owner Trustee in accordance herewith, or withholding such consent, in good faith, and neither the Trust nor the Certificateholder shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee (as such and in its individual capacity) for giving or withholding its consent to any such Bankruptcy Action.

          (b) For so long as any Note is outstanding and the Note Guaranty Insurance Policy is in effect, the parties hereto stipulate and agree (and by acceptance of a Certificate, each Certificateholder agrees) that no Certificateholder has power to commence any Bankruptcy Action on the part of the Trust or to direct the Owner Trustee to take any Bankruptcy Action on the party of the Trust. For so long as any Note is outstanding and the Note Guaranty Insurance Policy is in effect, to the extent permitted by applicable law, the consent of the Note Insurer and the Indenture Trustee shall be obtained prior to taking any Bankruptcy Action by the Trust.

          (c) The provisions of this Section do not constitute an acknowledgement or admission by the Owner Trustee, the Certificateholder or any creditor of the Trust that the Trust is eligible to be a debtor, under the United States Bankruptcy Code, 11 U.S.C.(S)(S)101 et seq., as amended.

     SECTION 4.4. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION 4.5. Certificateholder Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders of Certificates evidencing not less than a majority of the Certificate Percentage Interests at the time of the delivery of such notice.

     SECTION 4.6. Note Insurer's Rights Regarding Actions, Proceedings or Investigations. Following the occurrence and during a continuation of an Event of Default under the Indenture and until the Class A Notes have been paid in full, all amounts owed to the Note Insurer have been paid in full, the Insurance Agreement has terminated and the Note Guaranty Insurance Policy has been returned to the Note Insurer for cancellation, unless a Note Insurer Default has occurred and is continuing, the following provisions shall apply:

          (a) notwithstanding anything contained herein or in the other Transaction Documents to the contrary, the Note Insurer shall have the right to participate in, to direct the enforcement or defense of, and, at the Note Insurer's sole option, to institute or assume the defense of, any action, proceeding or investigation that could adversely affect the Trust, the Trust Property, the Trust Estate or the rights or obligations of the
     Note Insurer hereunder or under the Policy or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Transferor, the Seller or the Trust, it being understood that the Owner Trustee shall have the right to employ separate counsel in such action, proceeding or investigation. Following notice to the Owner Trustee, the Note Insurer shall have exclusive rights to determine, in its sole discretion, the actions necessary to preserve and protect the Trust, the Trust Property and the Trust Estate. All costs and expenses of the Note Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Note Insurer or the Note Insurer's interests, shall be included in Reimbursement Obligations;

          (b) in connection with any action, proceeding or investigation that could adversely affect the Trust, the Trust Property, the Trust Estate or the rights or obligations of the Note Insurer hereunder or under either the Note Guaranty Insurance Policy or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Transferor, the Seller or the Trust, the Owner Trustee hereby agrees to cooperate with, and to take such action as directed by, the Note Insurer, including (without limitation) entering into such agreement and settlement as the Note Insurer shall direct, in its sole discretion. The Owner Trustee's reasonable out-of-pocket costs and expenses (including attorneys' fees and expenses) with respect to any such action, proceeding or investigation shall be reimbursed pursuant to Section 8.1 of this Agreement;

          (c) any judgment or settlement entered against or affecting the Trust, the Trust Property or the Trust Estate, on behalf of the Noteholders, in connection with any action, proceeding or investigation shall be paid from the Trust Estate pursuant to Section 5.05(c) of the Indenture;

          (d) the Owner Trustee hereby agrees to provide the Note Insurer prompt written notice of any action, proceeding or investigation that names the Trust or the Owner Trustee as a party or that could adversely affect the Trust, the Trust Property, the Trust Estate or the rights or obligations of the Note Insurer hereunder or under the Note

     Guaranty Insurance Policy or the Transaction Documents including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, Transferor, the Seller or the Trust to the extent the Owner Trustee has actual knowledge of any such action, proceeding or investigation;

          (e) notwithstanding anything contained herein or in any of the other Transaction Documents to the contrary, the Owner Trustee shall not, without the Note Insurer's prior written consent or unless directed by the Note Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Trust, the Trust Property, the Trust Estate or the Rights or obligations of the Note Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents; provided that the Note Insurer shall respond promptly to any such request and the Owner Trustee shall not be liable for any actions if such response is not received within ten (10) days of notice to the Note Insurer;

          (f) each Certificateholder, by acceptance of its Certificate, and the Owner Trustee agree that the Note Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Note Insurer pursuant to the other provisions of the Transaction Documents, that the rights set forth in this Section may be exercised by the Note Insurer, in its sole discretion, without the need for the consent or approval of any Noteholder, the Holder of the Certificate, the Indenture Trustee or the Owner Trustee, notwithstanding any other provision contained herein or in any of the other Transaction Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Note Insurer to exercise any of the rights provided for herein; and

          (g) notwithstanding any provision in herein or in any of the other Transaction Documents to the contrary, in the event that a Note Insurer Default shall have occurred and be continuing or the Class A Notes have been paid in full, and amounts owed to the Note Insurer have been paid in full, the Insurance Agreement has terminated and the Note Guaranty Insurance Policy has been returned to the Note Insurer for cancellation, the Note Insurer shall not have the right to take any action under this Agreement or to control or direct the actions of the Trust, the Seller, the Indenture Trustee or the Owner Trustee pursuant to the terms of this Agreement, nor shall the consent of the Note Insurer be required with respect to any action (or waiver of a right to take action) to be taken by the Trust, the Seller, the Indenture Trustee, the Owner Trustee or the Noteholders or the Certificateholders.

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1. Establishment of Certificate Distribution Account. The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders.

     SECTION 5.2. Application of Funds in Certificate Distribution Account. (a) On each Payment Date, the Owner Trustee will, or will cause the Paying Agent to, based on the information contained in the Monthly Servicer's Report delivered on the related Determination Date pursuant to Section 2.10 of the Servicing Agreement and Section 5.05(c) of the Indenture, distribute to Certificateholders, as of the related Record Date all amounts deposited in the Certificate Distribution Account pursuant to the Servicing Agreement on such Payment Date based upon each Certificateholder's Certificate Percentage Interest.

          (b) In the event that any withholding tax is imposed on the Owner Trustee's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Owner Trustee (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Owner Trustee and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-United States Certificateholder), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this clause (b). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     SECTION 5.3. Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (a) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date (b) such Certificateholder is the Depositor, or an Affiliate thereof, or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.8.

     SECTION 5.4. No Segregation of Monies; No Interest. Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee or any Paying Agent hereunder need not be segregated in any manner except to the extent required by law or the Indenture or the Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and neither the Owner Trustee nor any Paying Agent shall be liable for any interest thereon.

     SECTION 5.5. Accounting and Reports to the Noteholders, Certificateholders, the Internal Revenue Service and Others. Subject to Section 2.6, the Administrator shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns, (c) prepare and file such tax returns relating to the Trust (including a partnership information return, Form 1065, if applicable), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall cooperate with the Administrator in making all elections pursuant to this Section as directed in writing by the Administrator. The Trust shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables and shall elect under Section 171 of the Code to amortize any bond premium with respect to the Receivables. The Trust shall not make the election provided under Section 754 of the Code.

     SECTION 5.6. Signature on Returns; Tax Matters Partner. (a) Notwithstanding the provisions of Section 5.5 and subject to Section 2.6, the Depositor shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be signed by the Owner Trustee at the written direction of the Depositor.

          (b) Subject to Section 2.6, the Depositor shall be the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Owner Trustee is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Owner Trustee is named as a party and any amendment thereto, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and at the written direction of the Depositor, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $165,000,000, Class A-2 Notes in the aggregate principal amount of $203,000,000, Class A-3-A Notes in the aggregate principal amount of $$115,000,000, Class A-3-B Notes in the aggregate principal amount of $126,000,000, Class A-4 Notes in the aggregate principal amount of $191,000,000, Class B-1 Notes in the aggregate principal amount of $34,043,000 and Class B-2 Notes in the aggregate principal amount of $8,510,191. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Owner Trustee pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Servicer or the Administrator recommends or directs in writing with respect to the Transaction Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

     SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents and to administer the Trust in the interest of Certificateholders, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. The Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

     SECTION 6.3. Action upon Instruction. (a) Subject to Article IV, and in accordance with the Transaction Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined or been advised by counsel that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law and a copy of such opinion has been provided to the Seller and the Servicer.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document or is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted or application of such provision, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee receives two or more sets of conflicting instructions, the Owner Trustee shall act on the instructions from the group of Certificateholders holding the largest Certificate Percentage Interest. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this

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

     Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with, the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any SEC filing (including any filings required under the Sarbanes-Oxley Act of 2002, subject to Section 7.1(h) herein) for the Trust or to record this Agreement or any Transaction Document. Wilmington Trust Company nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, Wilmington Trust Company that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

     SECTION 6.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or
(b) that, to the actual knowledge of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income, state and local income and franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or state income or franchise tax purposes or (iii) cause the Trust or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for federal income, state and local income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                            CONCERNING OWNER TRUSTEE

     SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Transaction

Documents and this Agreement. The Owner Trustee shall not be personally liable or accountable hereunder or under any Transaction Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by Wilmington Trust Company in its individual capacity, (iii) for liabilities arising from the failure of Wilmington Trust Company to perform obligations expressly undertaken by it in the last sentence of Section 6.4 or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) The Owner Trustee shall not be personally liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

          (b) The Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Depositor, the Servicer, the Administrator or any Certificateholder;

          (c) No provision of this Agreement or any Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any personal liability in the performance of any of its rights or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) Under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes or amounts distributable on the Certificates;

          (e) The Owner Trustee shall not be personally liable for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any personal liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Transaction Documents;

          (f) The Owner Trustee shall not be personally liable for the default or misconduct of the Indenture Trustee, the Servicer, the Custodian, or the Administrator under any of the Transaction Documents or otherwise and the Owner Trustee shall have no duty or personal liability to perform obligations under this Agreement or the Transaction Documents that are required to be performed by the Indenture Trustee under the Indenture, the Servicer, the Custodian under the Servicing Agreement or the Administrator under the Administration Agreement; and

          (g) The Owner Trustee shall be under no duty to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or written direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

          (h) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Trust or any other Person any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002.

     SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

     SECTION 7.3. Representations and Warranties. Wilmington Trust Company hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

          (a) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and having an office within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) This Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

          (d) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or New York law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 7.4. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, but the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents, custodians, nominees (including persons acting under a power of attorney) or attorneys selected with reasonable care and (ii) may consult with counsel, accountants and other skilled persons knowledgeable in the relevant area to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

     SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this
Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as the Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 7.6. The Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no personal representations as to the validity or sufficiency of this Agreement, of any Transaction Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or personal liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of Indenture Trustee, the Administrator, or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 7.7. The Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Indenture Trustee and the Administrator in banking transactions with the same rights as it would have if it were not the Owner Trustee.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

     SECTION 8.1. The Owner Trustee's Fees and Expenses. The Depositor shall cause the Administrator to pay to the Owner Trustee pursuant to the Indenture from time to time reasonable compensation for all services rendered by the Owner Trustee under this Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). Except as otherwise expressly provided for in this Agreement or the Indenture, to the extent not paid pursuant to Section 5.05(c) of the Indenture, the Depositor shall cause the Administrator to reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of this Agreement (including the reasonable compensation, expenses and disbursements of such agents and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder), except any such expense may be attributable to its willful misconduct, gross negligence or bad faith.

     SECTION 8.2. Indemnification. The Depositor shall cause the Administrator to indemnify the Owner Trustee in its individual capacity and as trustee and its successors, assigns, directors, officers, employees and agents from and against, any and all loss, liability and expense, tax, penalty or claim (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Owner Trustee in its individual capacity and as trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, however, that the Administrator shall not be liable for or required to indemnify the Owner Trustee from and against any of the foregoing expenses arising or resulting from any of the matters described in the third sentence of Section 7.1.

     SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII and the Administration Agreement shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

     SECTION 9.1. Termination of Trust Agreement. (a) This Agreement (other than
Article VIII) and the Trust shall terminate and be of no further force or effect, upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Contribution Agreement, the Servicing Agreement and Article V; provided, however, that in no event shall the Trust created by this Agreement continue beyond the expiration of 110 years from the date of this Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Except as provided in clause (a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

          (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 6.02 of the Indenture, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee), the Paying Agent, the Note Insurer and the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.2.

     If all of the Certificateholders shall not surrender their Certificates for cancellation within sixty (60) days after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within sixty (60) days after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Depositor.

                                    ARTICLE X

                     SUCCESSOR OWNER TRUSTEES AND ADDITIONAL
                                 OWNER TRUSTEES

     SECTION 10.1. Eligibility Requirements for the Owner Trustee. The Owner Trustee shall at all times be a bank (i) authorized to exercise corporate trust powers, (ii) having a combined capital and surplus of at least $50,000,000 and
(iii) subject to supervision or examination by Federal or state authorities. If such bank shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

     SECTION 10.2. Resignation or Removal of the Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Note Insurer. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee reasonably acceptable to the Note Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee (with a copy to the Note Insurer). If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee reasonably acceptable to the Note Insurer; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator with notice to the Note Insurer may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee reasonably acceptable to the Note Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee (with a copy to the Note Insurer) and payment of all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee reasonably acceptable to the Note

Insurer pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies and the Note Insurer.

     SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator, the Note Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of such successor Owner Trustee to all Certificateholders, Indenture Trustee, the Noteholders and each of the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     SECTION 10.4. Merger or Consolidation of the Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such corporation shall be eligible pursuant to Section 10.1; and provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen
(15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

               (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.1. Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders:

               (i) to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not adversely affect in any material respect the interests of any Noteholder, the Swap Counterparty or Certificateholder; provided further, however, that such amendment will not significantly change the permitted activities of the Trust as set forth herein.

               (ii) in connection with any such election, to modify or eliminate existing provisions set forth in this Agreement relating to the intended federal income tax treatment of the Notes or Certificates and the Trust in the absence of the election; it being a condition to any such amendment that the Rating Agency Condition shall be satisfied; and

               (iii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to the Trust of all or any portion of the Receivables to be recognized as a sale under GAAP by the Depositor to the Trust, (b) the Trust to avoid becoming a member of the Depositor's consolidated group under GAAP or
          (c) the Depositor or any of its Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle.

          (b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Note Insurer, the Rating Agencies and the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and, to the extent affected thereby, the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Percentage Interests required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Certificates; provided, further that the consent of the Note Insurer shall be obtained with respect to any amendment adversely affecting the Note Insurer or the bankruptcy-remote status of the Trust.

          (c) Promptly after the execution of any such amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the
     Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and each of the Rating Agencies.

          (d) It shall not be necessary for the consent of the Certificateholders, the Noteholders, the Swap Counterparty or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent, where required, shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (e) Prior to the execution of any amendment to this Agreement the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

          (f) Notwithstanding the language set forth in this Section 11.1, the consent of the Note Insurer shall be required at all times with respect to any amendment of Section 4.6 of this Agreement.

     SECTION 11.2. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 11.3. Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Administrator, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee, the Swap Counterparty and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given by telecopy with receipt acknowledged by the recipient thereof or upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to 1680 Capital One Drive, McLean, Virginia 22102, Attention: Manager of Securitization; Copy to:
Legal Department; Copy to: Mayer, Brown, Rowe & Maw; if to the Swap Counterparty, addressed to Bank of America, N.A., 233 South Wacker Drive, Chicago, IL 60606-3606, Attention: Michael Bilello; if to the Note Insurer, addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - Structured Finance (IPM-SF) or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     SECTION 11.8. No Petition. The Owner Trustee (not in its individual capacity but solely as the Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor, or solicit or join in or cooperate with or encourage any institution against the Depositor of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Transaction Documents.

     SECTION 11.9. No Recourse. (a) Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, the Administrator, the Depositor, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in this Agreement, the Certificates or the Transaction Documents.

          (b) In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions, each Certificateholder, by accepting a Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor (other than the Trust Estate conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this Section, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.9(b) and the terms of this Section 11.9(b) may be enforced by an action for specific performance. The provisions of this
     Section 11.9(b) shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,

AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.12. Ratification. The parties hereto and the Trust created hereby ratify action taken by the Owner Trustee in connection with the execution and delivery of the application for licensure as a Pennsylvania Sales Finance Company and the Interest Rate Swap Agreement and all action taken in connection therewith.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                         WILMINGTON TRUST COMPANY,
                                         as the Owner Trustee


                                         By: /s/ Donald G. Mackelcan
                                             -----------------------------------
                                             Name:  Donald G. Mackelcan
                                             Title: Vice President

                                         CAPITAL ONE AUTO RECEIVABLES, LLC,
                                         as the Depositor


                                         By: /s/ Jeffery A. Elswick
                                             -----------------------------------
                                             Name: Jeffery A. Elswick
                                             Title: President

                                                                       EXHIBIT A

                               FORM OF CERTIFICATE

                      100% CERTIFICATE PERCENTAGE INTEREST

NUMBER
R-1

                      CAPITAL ONE AUTO FINANCE TRUST 2002-C
                                   CERTIFICATE

     Evidencing a beneficial interest in certain distributions of the Trust, as defined below, the property of which includes a pool of Receivables sold to the Trust by the Seller.

     (This Certificate does not represent an interest in or obligation of Capital One Auto Receivables, LLC or any of its Affiliates, except to the extent described below.)

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. IT AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNTS FOR WHICH IT IS ACTING AS AGENT, THAT SUCH CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY (A) SO LONG AS THE CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, ASSIGNMENT, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
(B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
(C) SUCH RESALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER IS MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR "BLUE SKY" LAWS, IN WHICH CASE THE OWNER TRUSTEE SHALL REQUIRE (I) THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND (II) A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF

ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CERTIFICATE FOR ALL PURPOSES.

NO CERTIFICATE OR INTEREST THEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" WHETHER OR NOT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), ANY "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN").

     THIS CERTIFIES THAT CAPITAL ONE AUTO RECEIVABLES, LLC is the registered owner of a 100% Certificate Percentage Interest that is nonassessable, fully-paid, beneficial interest in certain distributions of CAPITAL ONE AUTO FINANCE TRUST 2002-C (the "Trust") formed by Capital One Auto Receivables, LLC, a Delaware limited liability company (the "Depositor").

     The Trust was created pursuant to a Trust Agreement dated as of November 15, 2002, as amended and restated by an Amended and Restated Trust Agreement dated as of December 17, 2002 (the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture among the Trust, and JPMorgan Chase Bank, as the Indenture Trustee (the "Indenture Trustee"), dated as of December 17, 2002, as the same may be amended or supplemented from time to time.

     This Certificate is one of the duly authorized Certificates designated as Capital One Auto Finance Trust 2002-C Certificates (herein called the "Certificates"). Also issued under the Indenture dated as of December 17, 2002, between the Trust and the Indenture Trustee, are eight classes of Notes designated as 1.4348% Class A-1 Notes (the "Class A-1 Notes"), 1.87% Class A-2 Notes (the "Class A-2 Notes"), 2.65% Class A-3-A Notes (the "Class A-3-A Notes"), LIBOR + 0.23% Class A-3-B Notes (the "Class A-3-B Notes"), 3.44% Class A-4 Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3-A Notes, and the Class A-3-B Notes, the "Class A Notes"), 9.80% Class B-1 Notes (the "Class B-1 Notes") and 11.72% Class B-2 Notes (the "Class B-2 Notes" and together with the Class B-1 Notes, the "Class B Notes"; the Class B Notes and the Class A Notes are collectively referred to as the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     Under the Trust Agreement, there will be distributed on the 15th day of each month (or, if such 15th day is not a Business Day, the next Business Day), commencing on February 18, 2003, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month, such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Certificateholders on such date.

     The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders, the Swap Counterparty and the Note Insurer as described in the Contribution Agreement, the Indenture, the Servicing Agreement and the Trust Agreement, as applicable.

     It is the intent of the Depositor, the Servicer, the Administrator and the Certificateholders that, for purposes of federal income, state and local income and franchise tax, until the Trust Certificates are held by other than the Depositor, the Trust will be disregarded as an entity separate from its owner. At such time that the Certificates are held by more than one person, it is the intent of the Seller, the Servicer, the Administrator and the Certificateholders that, for purposes of federal income, state and local income and franchise tax, the Trust will be treated as a partnership, the assets of which are the assets held by the Trust, and the Certificateholders will be treated as partners in that partnership. The Seller and the other Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates as such for tax purposes.

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in or encourage any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Transaction Documents.

     Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Seller, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in the Trust Agreement, the Certificates or the Transaction Documents.

     Each Certificateholder by accepting a Certificate consents to the written consent of the Owner Trustee with respect to the Bankruptcy Action of the Trust.

     In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions, each Certificateholder, by accepting a Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Trust Agreement.

     The Certificates may not be acquired by or for the account of or with the assets of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title 1 of ERISA, (b) a plan described in
Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not purchasing on behalf of a Benefit Plan.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement, the Servicing Agreement or the Contribution Agreement or be valid for any purpose.

     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be duly executed.

                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity, but solely as the Owner
                                    Trustee


Dated:                              By:
      ------------------                ----------------------------------------

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                    WILMINGTON TRUST COMPANY, as the
                                    Owner Trustee


                                    By:
                                        ----------------------------------------
                                        Authenticating Agent


                                    By:
                                        ----------------------------------------
                                        Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
     ---------------------------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing
                            ----------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:                                                                 *
      ------------------            -----------------------------------
                                          Signature Guaranteed:*

                                      ------------------------------------------

----------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                         FORM OF TRANSFEROR CERTIFICATE

                                     [Date]

Wilmington Trust Company,
c/o Capital One Auto Finance Trust 2002-C, as the Owner Trustee and as the Certificate Registrar
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Ladies and Gentlemen:

     In connection with our proposed sale of the 100% Certificates (the "Certificate") of Capital One Auto Finance Trust 2002-C (the "Trust"), a trust formed by Capital One Auto Receivables, LLC (the "Depositor" or the "Seller"), we confirm that:

     a. The Seller is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever.

     b. Neither the Seller nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to the Certificate, any interest in the Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to the Certificate, any interest in the Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution under the Securities Act of 1933 (the "Securities Act"), or would render the disposition of the Certificate a violation of
          Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Certificate pursuant to the Securities Act or any state securities laws.

     c. The Seller and any person acting on behalf of the Seller in this matter reasonably believe that the Transferee is either (a) a "qualified institutional buyer" (as that term is defined in Rule 144A ("Rule 144A") under the Securities Act) purchasing for its own account or (b) either (i) an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or (ii) an entity in which all the equity owners are "accredited investors" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificate.

     d. Unless the Transferee is either (a) an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or (b) an entity in which all the equity owners are "accredited investors" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act that is furnishing a Transferee Certificate in the form of Exhibit C to the Trust Agreement, the Seller or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Seller is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

     e. The Seller or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Receivables, (c) the Indenture and the Servicing Agreement, and (d) any credit enhancement mechanism associated with the Certificates, that the Transferee has requested.

                                         Very truly yours,

                                         Print Name of Transferor


                                         By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                                                       EXHIBIT C

                         FORM OF TRANSFEREE CERTIFICATE

                                     [Date]

Wilmington Trust Company,
c/o Capital One Auto Finance Trust 2002-C, as the Owner Trustee and as the Certificate Registrar
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Ladies and Gentlemen:

     In connection with our proposed purchase of the 100% Certificates (the "Certificates") of Capital One Auto Finance Trust 2002-C (the "Trust"), a trust formed by Capital One Auto Receivables, LLC (the "Depositor" or the "Seller"), we confirm that:

     a. We are a "qualified institutional buyer" as defined in Rule 144A ("QIB") and are acquiring the Certificate for our own institutional account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs);

     b. We acknowledge that the Certificates have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction;

     c. We are familiar with Rule 144A and are aware that the sale is being made in reliance on Rule 144A and we are not acquiring the Certificates with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the Securities Act or a violation of the Securities Act, and that, if in the future we decide to resell, assign, pledge or otherwise transfer any Certificates, such Certificates may be resold, assigned, pledged or transferred only (i) to the Depositor or any Affiliate thereof, (ii) so long as such Certificate is eligible for resale pursuant to Rule 144A, to a person whom we reasonably believe after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge, assignment or transfer is being made in reliance on Rule 144A, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee will require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) the Owner Trustee will require a written opinion of counsel (which will not be at the expense of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities or "Blue Sky" laws of any state of the United States;

     d. No Certificate will be acquired or held by any "employee benefit plan" subject to ERISA or a "plan" described by Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or by any entity deemed to hold the assets of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity. Each Person who acquires any Certificate or interest therein will certify that the foregoing conditions are satisfied;

     e. We are aware that we (or any account for which we are purchasing) may be required to bear the economic risk of an investment in the Certificates for an indefinite period, and we (or such account) are able to bear such risk for an indefinite period;

     f. We understand that the Certificates will bear legends substantially as set forth in Section 3.12 of the Trust Agreement;

     g. If we are acquiring any Certificates for the account of one or more qualified institutional buyers, we represent that we have sole investment discretion with respect to each such account and that we have full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account; and

     h. We acknowledge that the Owner Trustee, the Depositor, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                         Very truly yours,


                                         By:
                                            ------------------
                                         Name:
                                         Title: